SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 MARCH 12, 1998

Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling and
Servicing Agreement dated as of February 1, 1998 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1998-3)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)

   DELAWARE                          333-13617                13-3633241
  (State or other                  (Commission              (IRS Employer
  jurisdiction of                  File Number)            Identification No.)
  incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK       10167
                  (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)     Exhibits

EXHIBIT NO.

           4.1 Pooling and Servicing Agreement dated as of February 1, 1998 among the Registrant, Countrywide Home Loans, Inc., The Bank of New York, and The Bank of New York (Delaware).


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     BEAR STEARNS MORTGAGE SECURITIES INC.
                              (Registrant)


Date: March 12, 1998                         By: /S/ MARY HAGGERTY
                                                 Name: Mary Haggerty
                                                 Title:  Vice President

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                              DESCRIPTION

    4.1 Pooling and Servicing Agreement dated as of February 1, 1998 among the Registrant, Countrywide Home Loans, Inc., The Bank of New York, and The Bank of New York (Delaware).